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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 ---------------

                Date of Report (Date of Earliest Event Reported):
                                 JANUARY 5, 2004

                            KMART HOLDING CORPORATION
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                      000-50278               32-0073116
          --------                      ---------               ----------
(State or Other Jurisdiction        (Commission File         (I.R.S. Employer
      of Incorporation)                  Number)            Identification No.)



3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN                              48084
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (248) 463-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7. EXHIBITS.


  EXHIBIT NO.        DOCUMENT DESCRIPTION
     99.1            Press Release, dated January 5, 2004, issued by Kmart
                     Holding Corporation

ITEM 9. REGULATION FD DISCLOSURE.

On January 5, 2004, Kmart Holding Corporation issued a press release announcing expected profits for the first two months of the fourth quarter of its fiscal year ending on January 28, 2004. The Company is attaching the press release as
Exhibit 99.1 to this Current Report on Form 8-K.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2004
                                        KMART HOLDING CORPORATION


                                        By:  /s/ Richard J. Noechel
                                            -------------------------------
                                        Name: Richard J. Noechel
                                        Title: Vice President and Controller




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EXHIBIT INDEX

    99.1          Press Release, dated January 5, 2004, issued by Kmart Holding
                  Corporation